Exhibit 10.10(a)

June 1, 2011

Waypoint Capital Management

23 Greene St. Suite 210

Huntington, N.Y. 11743

Attn: Mr. Robert Calabretta

Re: Management Agreement Renewals

Dear Mr. Calabretta:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2012 and all other provisions of the Management Agreements will remain unchanged.

•	CTA Capital LLC

•	Emerging CTA Portfolio L.P.

•	Global Diversified Futures Fund L.P.

•	Waypoint Master Fund L.P.

•	Diversified 2000 Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

WAYPOINT CAPITAL MANAGEMENT

By:	/s/ Robert E. Calabretta
Print Name: Robert E. Calabretta

JM/sr